THIRD AMENDMENT TO GUARANTY AGREEMENT

     This Third Amendment to Guaranty Agreement (the "Amendment") is made as of this 17th day of April, 2000 by and among ASCENT ASSURANCE, INC. (formerly known as Westbridge Capital Corp.) (the "Guarantor"), and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank) (the "Bank").

                               W I T N E S S E T H

     WHEREAS, the Guarantor and the Bank are parties to that certain Guaranty Agreement, dated as of June 6, 1997, as amended by that certain First Amendment to Guaranty Agreement, dated as of March 24, 1999, as further amended by that certain Second Amendment to Guaranty Agreement, dated as of July 20, 1999 (collectively, the "Guaranty Agreement"); and

     WHEREAS, the parties desire to further amend the Guaranty Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS.  Unless otherwise  defined herein,  all capitalized
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terms shall have the meaning given to them in the Guaranty Agreement.

     SECTION 2. AMENDMENTS TO GUARANTY AGREEMENT.
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     2.1 The definition of  "Consolidated  GAAP Net Worth" in Section 1.2 of the
Guaranty Agreement is hereby deleted in its entirety and replaced with the following in its stead:

"Consolidated GAAP Net Worth" means the sum of (a) the common capital stock and preferred capital stock (including mandatorily redeemable preferred capital stock) and additional paid-in capital of the Guarantor and its Subsidiaries on a consolidated basis, plus (without duplication) (b) the amount of retained earnings (inclusive of Deferred Revenues) (or, in the case of a deficit, minus the deficit), minus (c) treasury stock, plus or minus (d) any other account which is customarily added or deducted in determining stockholders' equity (without giving effect to any increase or decrease to Consolidated GAAP Net Worth attributable to the application of SFAS No. 115 and 130), all of which shall be determined on a consolidated basis in accordance with GAAP."

     SECTION 3. CONDITIONS  PRECEDENT.  The  effectiveness  of this Amendment is
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expressly conditioned upon satisfaction of the following conditions precedent:

     3.1 The Bank shall have received copies of this Amendment duly executed by the Guarantor.

     3.2 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request.

     SECTION 4. REAFFIRMATION OF THE GUARANTOR. The Guarantor hereby ratifies and reaffirms that certain Guaranty Agreement and each of the terms and provisions contained therein, and agrees that the Guaranty Agreement continues in full force and effect following the execution and delivery of this Amendment. The Guarantor represents and warrants to the Bank that the Guaranty Agreement was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the Guarantor enforceable in accordance with its terms and that the Guarantor has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty Agreement.

     SECTION 5.  COUNTERPARTS.  This  Amendment  may be  executed in two or more
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counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on the day and year specified above.

                             ASCENT ASSURANCE, INC.

                             By: /s/ Patrick J. Mitchell
                             Name: Patrick J. Mitchell
                             Title: Chairman of the Board and Chief Executive
                                     Officer

                             LASALLE BANK NATIONAL ASSOCIATION

                             By: /s/ Janet R. Gates
                             Name: Janet R. Gates
                             Title: Senior Vice President